UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                              --------------------


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report
     (Date of Earliest Event Reported):           Commission File Number:
                June 28, 2005                             0-17449

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                               PROCYON CORPORATION
             (Exact name of Registrant as specified in its charter)

                  Colorado                               59-3280822
          (State of incorporation)                    (I.R.S. Employer
                                                   Identification Number)

                              1300 S. Highland Ave.
                              Clearwater, FL 33756
                                 (727) 447-2998
                        (Address of principal executive
                          offices and telephone number)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On June 28, 2005, Procyon Corporation's (the "Company") board of directors appointed the following persons to the following offices of the Company and its subsidiaries:

     John C. Anderson             President and Chief Executive Officer
     Justice W. Anderson          Vice President - Sales and Marketing
     James B. Anderson            Chief Financial Officer
     Justice W. Anderson          President, Amerx Health Care Corporation
     James B. Anderson            President, Sirius Medical Supply, Inc.

     On August 27, 2005, John C. Anderson, the Company's President and Chief Executive Officer, died. The Company expects to begin its search for a successor President and Chief Executive Officer in the next few weeks.

ITEM 8.01. Other Events

     On August 27, 2005, Procyon Corporation's (the "Company") President and Chief Executive Officer, died. The Company has not yet appointed a successor President and Chief Executive Officer and expects to begin its search for a successor in the next few weeks.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PROCYON CORPORATION


Date: September 7, 2005                        By: /s/ James B. Anderson
                                               ---------------------------------
                                               James B. Anderson,
                                               Chief Financial Officer